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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               November 29, 1996
                               -----------------
                            Date of Report (Date of
                            Earliest Event Reported)

                             STERLING VISION, INC.
------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

New York                        1-14128                    11-3096941
--------                        -------                    ----------
(State or other                 (Commission File           (IRS Employer
jurisdiction of                 Number)                    Identification No.)
incorporation)

1500 Hempstead Turnpike
East Meadow, New York                                      11554
-----------------------                                    -----
(Address of principal                                      (Zip Code)
executive offices)

                                (516) 390-2100
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              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events

                  1. On November 29, 1996, Sterling Vision, Inc. (the "Registrant" and, together with its subsidiaries, collectively referred to herein as the "Company") borrowed from each of Drs. Robert Cohen, Alan Cohen and Edward Cohen (collectively, the "Cohen Brothers") the sum of $666,666.66, each of which loans is for a term of ninety (90) days and bears interest at a rate equal to one (1%) percent above The Chase Manhattan Bank's (the "Bank") prime rate of interest, in effect, from time to time during the term of said loans.

                  As a condition to the Registrant borrowing such funds, the Bank and the Registrant, on November 29, 1996, entered into a Ninth Amendment and Waiver (the "Ninth Amendment") to the Credit Agreement, dated April 5, 1994, as amended, between the Registrant and the Bank, which Ninth Amendment, among other things: (i) permitted the Registrant to borrow such funds from the Cohen Brothers; (ii) placed additional restrictions on the Registrant's ability to acquire other retail optical chains without the Bank's approval; (iii) expanded the default provisions previously contained in the Credit Agreement to include the provisions contained in Article III of the Ninth Amendment (a copy of which is annexed hereto as on Exhibit); and (iv) placed additional restrictions on the Company's ability to sell its excess franchisee promissory notes.

                  As of the date hereof, the Company is exploring several alternatives regarding the refinancing of the aforesaid loans, although there can be no assurance that the Company will be successful in obtaining the necessary funds therefor.

                  The foregoing is only a summary of certain of the provisions of the Ninth Amendment and is qualified, in its entirety, by the provisions thereof which has been filed as an Exhibit to this Report on Form 8-K.

                  2. Reference is made to "Note 7 - Subsequent Event" to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996, as filed with the Securities and Exchange Commission.

                  On November 30, 1996, the escrow agreement (referred to in said Note) expired and terminated due to the inability of Dr. Norman Stahl, prior to such date, to form a new professional corporation as required by the terms of said escrow agreement.

                  As of the date hereof, the parties to the transactions described in said Note 7 are attempting to negotiate the terms of a future transaction, although there can be no assurance that the parties will be able to agree upon the terms of any such transaction.

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                               INDEX TO EXHIBITS

Exhibit
Number                         Description
-------                        -----------

1. Form of Ninth Amendment and Waiver, dated November 29, 1996, to the Credit Agreement, dated April 5, 1994, as amended, between the Registrant and The Chase Manhattan Bank (f/k/a Chemical Bank).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STERLING VISION, INC.

                                            By: /s/ Robert Greenberg
                                                ---------------------------
                                                Robert Greenberg, President

Dated: December 6, 1996